U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2000
                                  -------------

                       COMPUTER OUTSOURCING SERVICES, INC.
               (Exact name of issuer as specified in its charter)


                           Delaware 0-20824 13-3252333
                  ---------------- ---------------------------
            (State or other jurisdiction of Commission (IRS Employer
         incorporation or organization) file Number: Identification No.)

               2 Christie Heights Street Leonia, New Jersey 07605
                    (Address of principal executive offices)

                                 (201) 840-4700
                           (Issuer's telephone number)

                 N/A (Former name or former address, if changed
                               since last report.)

ITEM 5.  Other Events


The Registrant announced on June 2, 2000 that it would change its name to Infocrossing, Inc. and its NASDAQ National Market Symbol to IFOX effective June 5, 2000. In connection therewith, the Registrant issued the press release attached hereto as Exhibit A. The name change had been approved at the Registrant's Annual Meeting of Stockholders held on May 8, 2000.




                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Computer Outsourcing Services, Inc.


Date:  June 2, 2000                                /s/
     ---------------                         ----------------------
                                             Nicholas J. Letizia
                                             Secretary & CFO

                                   EXHIBIT A
                                                                       Contacts:

                                                                    Infocrossing
                                                 Zach Lonstein, Chairman and CEO
                                                                    201-840-4710

                                                     Vicki Weiner/Sylvia Dresner
                                              VMW Corporate & Investor Relations
                                                                  (212) 616-6161
                                                                 info@vmwcom.com
For Immediate Release

               INFOCROSSING BECOMES COSI'S OFFICIAL NAME ON JUNE 5
                    IFOX is New Nasdaq National Market Symbol

Leonia, New Jersey, June 2, 2000 -- Computer Outsourcing Services, Inc. (Nasdaq:COSI) announced today that it is changing its name to Infocrossing, Inc. on Monday, June 5, when its stock begins trading under a new Nasdaq National Market symbol: IFOX. The name change reflects the Company's expanded focus to include building and operating network neutral Internet Data Centers that offer fully managed colocation services. Founded in 1984, the Company has a longstanding track record for providing mission-critical data center services.

"We feel that the Infocrossing name highlights our expanded business base, which now includes customer-centric Internet Data Centers that offer secure, 24x7 managed colocation services. This new business area is positioned for growth both in the US and abroad," said Chairman and CEO Zach Lonstein. The name change was approved by shareholders at the Company's annual meeting on May 8.

About Infocrossing (www.infocrossing.com)
                    --------------------
Infocrossing, Inc., (Nasdaq: IFOX), is a full service provider of Internet Data Centers, managed colocation and professional services to meet the growing requirements of Internet Service Providers, growing dot-com companies and others that outsource their e-business and Internet sites. This expanded service offering builds on the Company's business base of providing mission-critical data center outsourcing services. Infocrossing is planning to build 20 state-of-the-art, network-neutral Internet Data Centers in the next two years in prime US markets and abroad. Infocrossing IDCs provide the highest degree of availability, accessbility, reliability and security. The Company has a proven record of accomplishment in managing mission-critical data centers and services for Global 2000 companies.

This release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of the Company's products and services in the marketplace; competitive factors; technological changes; the Company's dependence upon third-party suppliers; intellectual property rights; and other risks. For any of these factors, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.


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